UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 14, 2018

Camping World Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkway Drive, Suite 270
Lincolnshire, IL 60069
Telephone: (847) 808-3000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01.           Regulation FD Disclosure

On March 14, 2018, CWGS Group, LLC (the “Borrower”), a wholly owned subsidiary of Camping World Holdings, Inc. (the “Company”), announced its intention to initiate a syndication process with respect to the existing term loan facility (the “Existing Term Loan Facility”) to increase the facility by $250.0 million to $1.19 billion, as well as to seek to reduce the applicable margin for London Interbank Offered Rate (“LIBOR”) loans under the facility (the “Proposed Credit Facility Amendment”).

The closing of the Proposed Credit Facility Amendment is anticipated to be subject to, among other things, successful syndication, negotiation, execution and delivery of definitive loan documentation and various customary closing conditions. Proceeds from the incremental add-on to the Existing Term Loan Facility are expected to be used to fund future dealership acquisitions and expand the Company’s retail platform, as well as to pay related fees and expenses associated with the Proposed Credit Facility Amendment.

The information set forth in this Item 7.01 is intended to be furnished under Item 7.01 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless it is specifically incorporated by reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company and other matters. All statements other than statements of historical facts contained in this Current Report on Form 8-K may be forward-looking statements. Statements regarding the Proposed Credit Facility Amendment and the expected use of proceeds from the Proposed Credit Facility Amendment, if successfully completed, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report on Form 8-K are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.

The foregoing forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We believe that these important factors include, but are not limited to, the following: the risk that the Proposed Credit Facility Amendment does not occur; potential impact of the recently identified material weaknesses in our internal control over financial reporting; the availability of financing to us and our customers; fuel shortages, or high prices for fuel; the well-being, as well as the continued popularity and reputation for quality, of our manufacturers; general economic conditions in our markets, and ongoing economic and financial uncertainties; our ability to attract and retain customers; competition in the market for services, protection plans, products and resources targeting the RV lifestyle or RV enthusiast; our expansion into new, unfamiliar markets, businesses, or product lines or categories, as well as delays in opening or acquiring new retail locations; unforeseen expenses, difficulties, and delays frequently encountered in connection with expansion through acquisitions; our failure to maintain the strength and value of our brands; our ability to successfully order and manage our inventory to reflect consumer demand in a volatile market and anticipate changing consumer preferences and buying trends; fluctuations in our same store sales and whether they will be a meaningful indicator of future performance; the cyclical and seasonal nature of our business; our ability to operate and expand our business and to respond to changing business and economic conditions, which depends on the availability of adequate capital; the restrictive covenants imposed by our existing senior secured credit facilities and our floor plan facility; our reliance on seven fulfillment and distribution centers for our retail, e-commerce and catalog businesses; natural disasters, whether or not caused by climate change, unusual weather condition, epidemic outbreaks, terrorist acts and political events; our dependence on our relationships with third party providers of services, protection plans, products and resources and a disruption of these relationships or of these providers’ operations; whether third party lending institutions and insurance companies will continue to provide financing for RV purchases; our inability to retain senior executives and attract and retain other qualified employees; our ability to meet our labor needs; our inability to maintain the leases for our retail locations or locate alternative sites for our stores in our target markets and on terms that are acceptable to us; our business being subject to numerous federal, state and local regulations; regulations applicable to the sale of extended service contracts; our dealerships’ susceptibility to termination, non-renewal or renegotiation of dealer agreements if state dealer laws are repealed or weakened; our failure to comply with certain environmental regulations; climate change legislation or regulations restricting emission of “greenhouse gases;” a failure in our e-commerce operations, security breaches and cybersecurity risks; our inability to enforce our intellectual property rights and accusations of our infringement on the intellectual property rights of third parties; our inability to maintain or upgrade our information technology systems or our inability to convert to alternate systems in an efficient and timely manner; disruptions to our information technology systems or breaches of our network security; feasibility, delays, and difficulties in opening of Gander Outdoors retail locations; realization of anticipated benefits and cost savings related to recent acquisitions; potential litigation relating to products we sell as a result of recent acquisitions, including firearms and ammunition; Marcus Lemonis, through his beneficial ownership of our shares directly or indirectly held by ML Acquisition Company, LLC and ML RV Group, LLC, has substantial control over us and may approve or disapprove substantially all transactions and other matters requiring approval by our stockholders, including, but not limited to, the election of directors; the exemptions from certain corporate governance requirements that we will qualify for, and intend to rely on, due to the fact that we are a “controlled company” within the meaning of the New York Stock Exchange listing requirements; and whether we are able to realize any tax benefits that may arise from our organizational structure and any redemptions or exchanges of CWGS Enterprises, LLC common units for cash or stock.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described under the caption “Risk Factors” in the Company’s  Annual Report on Form 10-K filed for the year ended December 31, 2017 and in the Company’s  other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report on Form 8‑K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

By:	/s/ Thomas F. Wolfe

Name:	Thomas F. Wolfe

Title:	Chief Financial Officer and Secretary

Date: March 15, 2018